UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2018 (May 24, 2018)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 24, 2018, Northrim BanCorp, Inc. (the "Company") held its 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting"). There were 6,871,963 shares outstanding and entitled to vote at the 2018 Annual Meeting; of those shares, 6,234,702 were present in person or by proxy. The following matters were voted upon at the 2018 Annual Meeting:

•	The election of 10 directors to serve on the Company's Board of Directors until the 2019 annual meeting of shareholders or until their successors have been elected and have qualified;

•	The approval, by nonbinding vote, of the compensation of the Company's named executive officers; and

•	The ratification of the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

The following is a summary of the voting results for the matters voted upon by the shareholders:

Election of Directors

DIRECTOR	FOR	WITHHOLD	VOTES CAST	BROKER NONVOTES
Larry S. Cash	5,081,095	142,492	5,223,587	1,011,115
Anthony Drabek	5,080,998	142,589	5,223,587	1,011,115
Karl L. Hanneman	5,090,804	132,783	5,223,587	1,011,115
David W. Karp	5,120,277	103,310	5,223,587	1,011,115
David J. McCambridge	5,091,554	132,033	5,223,587	1,011,115
Krystal M. Nelson	5,072,662	150,925	5,223,587	1,011,115
Joseph M. Schierhorn	5,073,319	150,268	5,223,587	1,011,115
John C. Swalling	5,023,794	199,793	5,223,587	1,011,115
Linda C. Thomas	5,121,478	102,109	5,223,587	1,011,115
David G. Wight	5,082,278	141,309	5,223,587	1,011,115

Advisory Vote (Nonbinding) on Executive Compensation

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,885,436	132,993	205,158	5,223,587	1,011,115

Ratification of Selection of Moss Adams LLP as the Company's Independent Registered Accounting Firm for Fiscal Year 2018

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
6,143,920	88,048	2,734	6,234,702	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 29, 2018	By:	/s/ Michael A. Martin

Name: Michael A. Martin
Title: EVP, General Counsel & Corporate Secretary